Exhibit 10.42

Entrada Networks

OPTIONS GRANTED TO EXECUTIVE OFFICERS
AS OF 10/31/2004

		Option	Expiration	Remaining	Option	Shares	Shares
Name	Number	Date	Date	Life in Years	Price	Outstanding	Exercisable

Chadha, Kanwar	A	4/30/2004	4/30/2014	9.50	$0.1700	200,000	0
President and CEO	B	2/3/2003	2/3/2013	8.26	$0.2200	125,111	125,111
	C	2/3/2003	2/3/2013	8.26	$0.2200	34,889	34,889
	D	2/3/2003	2/3/2013	8.26	$0.2200	22,857	22,857
	E	2/3/2003	2/3/2013	8.26	$0.2200	57,143	57,143
	F	2/3/2003	2/3/2013	8.26	$0.2200	6,190	6,190
	G	2/3/2003	2/3/2013	8.26	$0.2200	393,810	393,810
	H	2/3/2003	2/3/2013	8.26	$0.2200	20,000	20,000
	I	4/30/2003	4/30/2013	8.50	$0.2800	150,000	56,250

				TOTALS		1,010,000	716,250

Sethi, Davinder	A	9/28/2001	9/28/2011	6.91	$0.1100	50,000	50,000
Chief Financial Officer	B	10/31/2001	10/31/2011	7.00	$0.1500	50,000	50,000
	C	10/31/2001	10/31/2011	7.00	$0.1500	400,000	300,000
	D	2/3/2003	2/3/2013	8.26	$0.2200	100,000	100,000
	E	3/29/2004	3/29/2014	9.41	$0.2600	50,000	0
	F	4/30/2003	4/30/2013	8.50	$0.2800	100,000	37,500

						750,000	537,500

FORM OF OPTIONS GRANTED TO EXECUTIVE OFFICERS

Notice of Grant of Stock Options
and Option Agreement
Entrada Networks
ID: 33-0676350
5755 Oberlin Drive, Suite 204
San Diego, CA 92121

Option Number:   00000000
Plan:     2000

ID:

Effective                  , you have been granted a(n) Incentive Stock Option to buy                          shares of Entrada Networks (the Company) stock at $                            per share.The total option price of the shares granted is $

Shares in each period will become fully vested on the date shown.

        Shares    Vest Type    Full Vest    Expiration

On Vest Date
Monthly

By your signature and the Company's signature below, you and the Company agree that these options are granted under and governed by the terms and conditions of the Company's Stock Option Plan as amended and the Option Agreement, all of which are attached and made a part of this document.

Entrada Networks

Date

Date